Income Taxes	12 Months Ended
Dec. 31, 2024
Income taxes [Abstract]
Income Taxes	Income Taxes
For tax reporting purposes, the Company consolidates its entities under GLOBALFOUNDRIES Inc., a Cayman Islands entity as described in Note 1. Organization. Accordingly, the Company has presented the domestic portion of the disclosures below based on its country of domicile in the Cayman Islands.
As a Cayman Islands corporation, the Company’s domestic statutory income tax rate is 0.00%. The difference between the Company’s domestic statutory income tax rate and its (expense) benefit for income taxes is due to the effect of the tax rates in the other jurisdictions in which the Company operates. Principally, for the years ended December 31, 2024 and 2023, the Company is subject to United States’ federal and state taxes with a combined statutory tax rate of 21.8% and 21.6%, respectively, German corporation and trade taxes with a combined statutory tax rate of 31.6%, and Singapore’s statutory tax rate of 17.0%.
Income tax expense consisted of the following:

(in millions)	December 31, 2024	December 31, 2023	December 31, 2022
Current income tax expense:
Current income tax benefit (expense)	$(21)	$(13)	$(14)
Adjustments in respect of current income tax of previous year	(6)	(3)	(5)
Deferred tax
Net operating and investment allowance carryforwards	(20)	(74)	(44)
Currency effect on non-monetary assets of subsidiary	(45)	23	(12)
Other change in temporary differences	—	1	(11)
Income tax expense reported in the consolidated statements of operations	$(92)	$(66)	$(86)
A reconciliation between tax expense and accounting profit multiplied by the Company’s statutory rate of 0.0% is as follows:

(in millions)	December 31, 2024	December 31, 2023	December 31, 2022
Income (Loss) before income taxes	$(170)	$1,084	$1,532
Tax at Enacted Statutory Rate	$—	$—	$—
Foreign tax rate differential	80	(65)	(98)
Adjustments in respect to current income tax of previous years	(6)	(1)	(5)
Government grants exempt from tax	7	7	7
Deductible expense for tax purpose	(2)	(2)	—
Impact of unrecognized deferred tax assets	(116)	(20)	57
Non-deductible expenses for tax purposes	(23)	—	(21)
Effects of foreign exchange gains (loss)	(35)	10	(14)
Impact of change in liability for uncertain tax positions	—	3	1
Withholding Tax	—	—	(11)
Other effects	3	2	(2)
Income tax (expense) benefit	$(92)	$(66)	$(86)
Effective income tax rate	54.1%	(6.1)%	(5.6)%
In 2024, the Company became subject to the Pillar 2 model rules ("Pillar 2") as published by the Organization for Economic Cooperation and Development (“OECD”). These rules are designed to ensure large multinational Companies within the scope of the rules pay a minimum level of tax in each jurisdiction where they operate. In general, Pillar 2 applies a system of top-up taxes to bring the Company's effective tax rate in each jurisdiction to a minimum of 15%. We have performed an assessment of the Company’s potential exposure to Pillar 2 income taxes based on the most recent financial information available for the jurisdictions in which the Company operates. Based on the assessment, the Pillar 2 effective tax rates in most of the jurisdictions in which the Company operates are above 15% and the Company was not subject to any top-up taxes in 2024. We estimate that the combined impact of the implementation by countries of Pillar 2 minimum tax regimes including but not limited to qualified domestic minimum top-up taxes and the income inclusion rule may result in an approximately 5% increase to the global ETR for 2025, primarily due to Singapore.
The Company has determined it is probable that deferred tax assets will be realized in Singapore and it is not probable that deferred tax assets will be realized in the U.S. or Germany.
Components of the Company’s deferred tax assets and liabilities are attributable as follows:

(in millions)	December 31, 2024	December 31, 2023
Accelerated depreciation on property, plant and equipment	$(33)	$(12)
Losses, credits and investment allowances available for offsetting against future taxable income	180	231
Accrued expenses	9	11
Other	7	5
Net deferred tax assets	$163	$235
The classification of the net deferred tax assets in the statements of financial position is as follows:

(in millions)	December 31, 2024	December 31, 2023
Deferred tax assets	$188	$241
Deferred tax liabilities(1)	(25)	(6)
Net deferred tax assets	$163	$235
(1) Included in Other non-current liabilities in the statements of financial position.
Total unrecognized deferred tax assets as of December 31, 2024 and 2023 were $3,800 million and $3,665 million, respectively. The Company does not anticipate any significant changes to the total amount of unrecognized deferred tax assets within the next 12 months following the reporting date. Deferred tax assets have not been recognized with respect to these items, because it is not probable that future taxable profit will be available against which the Company can utilize the benefits.
As of December 31, 2024 and 2023, the Company has accumulated corporate losses in Germany of $990 million and $1,119 million, respectively, and trade tax losses in Germany of $724 million and $830 million, respectively. Except for a fully deductible base amount, utilization of German net operating loss carryforwards is limited to 60.0% (up to 70% for corporate tax losses in the years 2024 - 2027) of taxable income in any one year. German net operating losses do not expire with the passage of time but may forfeit partially or completely as a result of legal entity restructurings. These carryforward attributes may be recognized as deferred tax assets in the foreseeable future however, the Company has determined it is not probable that the entire amount will be realized.
As of December 31, 2024 and 2023, the Company has unutilized capital allowances on the property, plant and equipment held in Singapore of $150 million and $440 million, respectively, and unutilized tax losses available for carryforward of $58 million and $58 million, respectively. Under Singapore tax law, unutilized capital allowances and unutilized tax losses are deductible to the extent of income available. Unutilized capital allowances and unutilized tax losses can be carried forward indefinitely subject to compliance with the conditions that there is no substantial change in shareholders and no change in the Company’s principal activities, where applicable. As of December 31, 2024 and 2023, the Company has investment allowances of $843 million and $843 million, respectively in Singapore which can be carried forward indefinitely. These carryforward tax attributes have been fully recognized as deferred tax assets.
As of December 31, 2024 and 2023, the Company has gross operating loss carryforwards in the United States of $5,724 million and $5,984 million, respectively; $4,169 million will expire in years 2036 through 2038 for US federal tax purposes. As of December 31, 2024 and 2023, the Company has $821 million and $821 million, respectively of California gross operating loss carryforwards and; in the other states in which it operates, the Company has gross operating loss carryforwards of $888 million and $868 million, respectively. The state carryforwards expire beginning in 2025. In addition, the Company has U.S. federal research and development tax credit carryforwards of $175 million and $186 million for the years December 31, 2024 and 2023, respectively, that will expire in years 2032 through 2045. The Company has California research and development tax credits of $21 million and $22 million as of December 31, 2024 and 2023, respectively, that do not expire. The Company has foreign tax credit carryforward in the United States of $31 million and $0 for 2024 and 2023, respectively. The credits will begin to expire in 2031. The Company has Corporate Alternative Minimum Tax (CAMT) credit carryforwards of $11 million and $0 for 2024 and 2023, respectively. The CAMT credit carryforward will not expire. In addition, the Company has nonrefundable New York Empire Zone credit carryforwards of $947 million and $947 million as of December 31, 2024 and 2023, respectively, that do not expire. Five other states have research and development tax credits - Texas, Minnesota, Vermont, North Carolina and New Jersey for which the Company has calculated a total credit carryforward of $11 million and $10 million for the years ended December 31, 2024 and 2023, respectively. These credits have a carryforward that expires between 2025 through 2044. These carryforward attributes have not been recognized as deferred tax assets.
At December 31, 2024 and 2023, no deferred tax liabilities were recorded for taxes that would be payable on the undistributed earnings of the Company’s subsidiaries. It is the Company’s intention to indefinitely reinvest the undistributed earnings of its foreign subsidiaries except in certain limited cases, which are not expected to have a material tax effect on the consolidated financial statements. The cash that is permanently reinvested is typically used to expand operations.
A reconciliation of deferred taxes, net is as follows:

(in millions)	December 31, 2024	December 31, 2023
Beginning balance	$235	$266
Tax (expense) benefit recognized to consolidated statements of operations	(65)	(50)
Tax (expense) benefit recognized to other comprehensive income (loss)	2	19
Deferred tax liabilities recognized from acquisition purchase accounting	(9)	—
Ending balance	$163	$235
All current tax expense is recorded to the statement of operations. For the years ended December 31, 2024 and 2023, the Company recognized a deferred tax benefit of $2 million and $19 million, respectively, in other comprehensive income related to the revaluation of cash flow hedges. In the year ended December 31, 2024, the Company also recorded a $9 million deferred tax liability through Goodwill related to the acquisition of Tagore related to identified intangible assets.
As of December 31, 2024 and 2023, the Company has an $8 million and $0 million current tax receivable position, respectively, related to its subsidiaries in Europe and the United States.
As of December 31, 2024 and 2023, the Company has a $21 million and $19 million current tax liability position, comprised of $13 million and $10 million in Europe for December 31, 2024 and 2023, $2 million and $4 million in the United States/Cayman Islands for December 31, 2024 and 2023, and $6 million and $5 million in Singapore for December 31, 2024 and 2023, respectively. The current income tax payable amounts include the following uncertain tax provisions: $2 million and $2 million in the United States for December 31, 2024 and 2023; $4 million and $5 million in Singapore for December 31, 2024 and 2023, respectively; $5 million and $2 million in Europe for December 31, 2024 and 2023, respectively, for exposure arising from unutilized capital allowances and domestic related party transactions.